                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               GRAHAM CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JULY 25, 2002

     The annual meeting of stockholders of Graham Corporation will be held at the Industrial Management Council, 930 East Avenue, Rochester, New York 14607-2296, on Thursday, July 25, 2002, at 11:00 a.m., Eastern Time, for the following purposes, which are more fully described in the accompanying proxy statement:

          1. To elect two Directors.

          2. To approve the selection of Deloitte & Touche LLP as our independent auditors for the fiscal year ending March 31, 2003.

          3. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The Board of Directors has fixed the close of business on June 14, 2002 as the record date for determining the stockholders who are entitled to receive notice of and to vote at the annual meeting as well as at any adjournments of the annual meeting.

     Stockholders who do not expect to be present at the annual meeting should complete, sign and date the enclosed proxy card and return it promptly in the enclosed return envelope. No postage is required for the mailing of proxy cards within the United States.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 28, 2002

                       [GRAHAM ENGINEERING ANSWERS LOGO]

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020

                                PROXY STATEMENT

     We are furnishing this proxy statement to our stockholders in connection with the solicitation by the Board of Directors of proxies for use at the annual meeting of stockholders for our fiscal year ended March 31, 2002 ("Fiscal Year 2002"), as well as for use at any adjournment of the annual meeting, for the following purposes:

          - To elect two Directors.

          - To approve the selection of Deloitte & Touche LLP as our independent auditors for our fiscal year ending March 31, 2003 ("Fiscal Year 2003").

          - To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

     The annual meeting will be held on Thursday, July 25, 2002, at 11:00 a.m., Eastern Time, at the Industrial Management Council, which is located at 930 East Avenue, Rochester, New York 14607-2296. This proxy statement and the accompanying form of proxy are being first mailed to our stockholders on or about June 28, 2002.

RECORD DATE AND SHARES OUTSTANDING

     The record date for the annual meeting is June 14, 2002. Our records indicate that as of June 14, 2002 there were 1,648,249 shares of our common stock issued and outstanding. If you were a holder of our common stock on June 14, 2002, then you are entitled to one vote at the annual meeting for each share of our common stock that you held on the that date.

PROXY CARDS AND VOTING

     If we receive the enclosed proxy, properly executed, in time to be voted at the annual meeting, the Board of Directors will vote the shares represented by it in accordance with the instructions marked on the proxy. Executed proxies without instructions marked on them will be voted FOR each of the nominees for election as Directors and FOR the ratification of the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2003.

     Under our bylaws, Directors are elected by a plurality of the votes cast at the annual meeting. The vote required for approval of any other matter before the annual meeting is a majority of shares present in person or by proxy and entitled to vote on the matter. Under Delaware law, the total votes received, including abstentions and votes on routine matters by brokers holding shares in "street name" or in some other fiduciary capacity, are counted in determining the presence of a quorum at the annual meeting. With respect to the election of Directors, votes may be cast for or withheld from voting for any or all Director nominees. Votes that are withheld will have no effect on the election of Directors. Abstentions may be specified on all proposals other than the election of Directors and will be counted as present for purposes of the matter with respect to which the abstention is noted. Therefore, under our bylaws and under Delaware law, assuming the presence of a quorum at the annual meeting, non-votes by brokers will have no effect on any proposal to be acted upon at the annual meeting. However, abstentions would have the effect of "no" votes with respect to ratifying the appointment of Deloitte & Touche LLP as our independent auditors for Fiscal Year 2003.

REVOCABILITY OF PROXIES

     Your presence at the annual meeting will not automatically revoke your proxy. However, you can revoke your proxy at any time prior to its exercise at the annual meeting by:

          - delivering to our corporate secretary a written notice of revocation prior to the annual meeting;

          - delivering to our corporate secretary a duly executed proxy bearing a later date; or

          - attending the annual meeting, filing a written notice of revocation with our corporate secretary, and voting in person.

     Notices of revocation and revised proxies should be sent to our corporate secretary at the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020. In addition, notices of revocation and revised proxies can be delivered in person to our corporate secretary or his agents at the annual meeting.

SOLICITATION OF PROXIES

     This proxy solicitation is made by the Board of Directors on our behalf, and we will bear the cost of soliciting proxies. In addition to solicitation by mail, our Directors, officers and employees, as well as our subsidiaries, may solicit proxies personally or by telephone or other telecommunication. We will not compensate our Directors, officers or employees or those of our subsidiaries for making proxy solicitations on our behalf. We will provide persons holding shares in their names or in the names of nominees, which in either case are beneficially owned by others, proxy materials for delivery to those beneficial owners and will reimburse the record owners for their expenses in doing so.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth the beneficial ownership of our common stock as of June 14, 2002 by:

          - each person who is known to us, based on reports filed with the Securities and Exchange Commission, to own beneficially more than 5% of our common stock;

          - each of our "named executive officers" (See "Executive Compensation" below);

          - each of our Directors and Director nominees who beneficially owns shares of our common stock; and

          - all of our executive officers and Directors as a group.

     We have calculated beneficial ownership based upon the requirements promulgated by the Securities and Exchange Commission. Unless otherwise indicated below in the footnotes to the table, each stockholder named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by that stockholder and the designated address of each individual listed in the table is as follows: Graham Corporation, 20 Florence Avenue, Batavia, New York 14020.

                          COMMON STOCK OWNERSHIP TABLE

-----------------------------------------------------------------------------------------------------
                                                                  COMMON STOCK BENEFICIALLY OWNED
-----------------------------------------------------------------------------------------------------
                                                                 NUMBER OF           PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER                         SHARES                CLASS
-----------------------------------------------------------------------------------------------------
Employee Stock Ownership Plan of Graham Corporation               111,837(3)              6.8%
Dimensional Fund Advisors, Inc.                                   110,750(4)              6.7%
Helen H. Berkeley(1)                                              117,074(5)              7.1%
Jerald D. Bidlack(1)                                               38,250(6)              2.3%
Alvaro Cadena(1,2)                                                 71,144(7)              4.2%
Joseph P. Gorman, Jr.(2)                                           36,699(8)              2.2%
J. Ronald Hansen(2)                                                28,767(9)              1.7%
Philip S. Hill (1)                                                 19,800(10)             1.2%
H. Russel Lemcke(1)                                                31,750(11)             1.9%
James R. Lines(2)                                                  11,408(12)               *
Stephen P. Northrup(2)                                             34,062(13)             2.0%
William A. Smith, Jr.(2)                                           34,988(14)             2.1%
Cornelius S. Van Rees(1)                                           21,159(15)             1.3%
All executive officers and Directors as a group (12 persons)      452,231(16)            24.9%

---------------

 * Less than 1%

( 1) Director.

( 2) Executive officer.

( 3) Our employee benefits committee, which consists of members of the Board of Directors, administers the Employee Stock Ownership Plan of Graham Corporation (the "ESOP"). The Board of Directors has appointed an unrelated corporate trustee for the ESOP. The employee benefits committee instructs the ESOP trustee regarding investment of funds contributed to the ESOP. Each member of the employee benefits committee disclaims beneficial ownership of the shares held in the ESOP. The ESOP trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Unallocated shares held in the suspense account are voted by the ESOP trustee in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock, provided such instructions do not conflict with the ESOP trustee's fiduciary obligations under ERISA. As of June 14, 2002, all 111,837 shares were allocated to participants under the ESOP and no shares were unallocated.

( 4) Dimensional Fund Advisors, Inc.'s address is 1299 Ocean Avenue, 11th Floor,
     Santa Monica, California 90401. Dimensional Fund Advisors, Inc., an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, is deemed to have beneficial ownership of 110,750 shares of our stock as of January 30, 2002, all of which shares are held in the portfolios of four investment companies, each of which is registered under the Investment Company Act of 1940. Dimensional Fund Advisors, Inc. furnishes investment advice to each of the four investment companies but disclaims beneficial ownership of all of the shares held by the investment companies and reported in the table above.

( 5) Includes 8,050 shares that Mrs. Berkeley may acquire within 60 days upon exercise of stock options.

( 6) Includes 10,000 shares that Mr. Bidlack may acquire within 60 days upon exercise of stock options.

( 7) Includes 32,515 shares that Mr. Cadena may acquire within 60 days upon exercise of stock options and 1,687 shares held by the ESOP trustee and allocated to Mr. Cadena's account, as to which Mr. Cadena has sole voting power but no dispositive power, except in limited circumstances.

( 8) Includes 19,407 shares that Mr. Gorman may acquire within 60 days upon exercise of stock options and 1,292 shares held by the ESOP trustee and allocated to Mr. Gorman's account, as to which Mr. Gorman has sole voting power but no dispositive power, except in limited circumstances.

( 9) Includes 14,507 shares that Mr. Hansen may acquire within 60 days upon exercise of stock options and 960 shares held by the ESOP trustee and allocated to Mr. Hansen's account, as to which Mr. Hansen has sole voting power but no dispositive power, except in limited circumstances.

(10) Includes 10,000 shares that Mr. Hill may acquire within 60 days upon exercise of stock options.

(11) Includes 13,750 shares that Mr. Lemcke may acquire within 60 days upon exercise of stock options.

(12) Includes 10,200 shares that Mr. Lines may acquire within 60 days upon exercise of stock options and 1,042 shares held by the ESOP trustee and allocated to Mr. Lines' account, as to which Mr. Lines has sole voting power but no dispositive power, except in limited circumstances.

(13) Includes 16,707 shares that Mr. Northrup may acquire within 60 days upon exercise of stock options and 1,355 shares held by the ESOP trustee and allocated to Mr. Northrup's account, as to which Mr. Northrup has sole voting power but no dispositive power, except in limited circumstances.

(14) Includes 16,707 shares that Mr. Smith may acquire within 60 days upon exercise of stock options and 1,031 shares held by the ESOP trustee and allocated to Mr. Smith's account, as to which Mr. Smith has sole voting power but no dispositive power, except in limited circumstances.

(15) Includes 10,750 shares that Mr. Van Rees may acquire within 60 days upon exercise of stock options.

(16 )Includes 168,933 shares that members of the group may acquire within 60 days upon exercise of stock options and 8,229 shares allocated to the named executive officers under the ESOP, as to which the named executive officers may exercise voting power, but not dispositive power, except in limited circumstances.

                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

     We currently have six Directors. Our bylaws provide for a classified Board of Directors consisting of three classes of Directors, with each class serving staggered three-year terms. As a result, only a portion of our Board of Directors is elected each year.

     Two of our six Directors are to be elected by our stockholders at the annual meeting, each to hold office for a three-year term expiring in 2005 or until his successor is duly elected and qualified.

     The Board of Directors recommends the election of the H. Russel Lemcke and Cornelius S. Van Rees, each of whom is currently a member of the Board of Directors and each of whom has been nominated by the nominating committee of the Board. Unless authority to vote for either or both of the nominees is specifically withheld, proxies in the enclosed form will be voted FOR the election of Messrs. Lemcke and Van Rees. The Board of Directors does not contemplate that either of the nominees will be unable to serve as a director, but if that contingency should occur before the proxies are voted, the persons named in the enclosed proxy reserve the right to vote for such substitute nominees as they, in their discretion, determine.

     The table below sets forth information concerning each of our Directors whose term in office expires at the annual meeting.

NOMINEES PROPOSED FOR ELECTION AS DIRECTORS
FOR A THREE-YEAR TERM EXPIRING IN 2005:

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
H. RUSSEL LEMCKE, age 62, is President of H. Russel Lemcke         1996           2002
  Group, Inc. which specializes in strategic business
  development, including mergers, acquisitions and joint
  ventures.
CORNELIUS S. VAN REES, age 73, was a partner in the New York       1969           2002
  City law firm of Thacher Proffitt & Wood until his
  retirement in 1994. Mr. Van Rees received his law degree
  in 1954 from Columbia University.

     The table below sets forth information concerning each Director whose term in office does not expire at the annual meeting.

DIRECTORS WHOSE TERMS DO NOT EXPIRE
AT THE ANNUAL MEETING:

-------------------------------------------------------------------------------------------
                    NAME AND BACKGROUND                       DIRECTOR SINCE   TERM EXPIRES
-------------------------------------------------------------------------------------------
ALVARO CADENA, age 58, is President and Chief Executive            1993           2003
  Officer. Mr. Cadena became Chief Executive Officer on
  April 1, 1998. Previously Mr. Cadena served as President
  and Chief Operating Officer.
HELEN H. BERKELEY, age 73, is a private investor.                  1998           2003
JERALD D. BIDLACK, age 66, is the President of Griffin             1985           2004
  Automation, Inc., a manufacturer of special automation
  machinery and systems, which is located in West Seneca,
  New York. Mr. Bidlack also serves on the Board of
  Directors of Bush Industries, Inc., a public company
  located in Jamestown, New York engaged in the manufacture
  and sale of furniture products. He serves also as a
  trustee of Keuka College, which is located in Penn Yan,
  New York.
PHILIP S. HILL, age 80, is a partner in the New York City          1968           2004
  law firm of Hill, Ullman & Erwin. Mr. Hill received his
  law degree in 1951 from Cornell University.

                   BOARD MEETINGS AND COMMITTEES OF THE BOARD

     During Fiscal Year 2002, the Board of Directors held a total of four Board meetings. The Board of Directors has an executive committee, an audit committee, an employee benefits committee, a compensation committee, and a nominating committee. The function, composition, and number of meetings of each of these five committees are described below.

EXECUTIVE COMMITTEE

     Between meetings of the Board of Directors, the executive committee has the authority to manage and direct all of our business and affairs, insofar as such authority may be legally delegated and except as may be limited from time to time by resolutions of the Board of Directors. The members of the executive committee are Directors Bidlack (Chairman), Cadena, Hill and Van Rees. The executive committee held three meetings during Fiscal Year 2002.

AUDIT COMMITTEE

     The audit committee (a) makes recommendations to the Board of Directors regarding the selection of our independent auditors; (b) meets and discusses directly with our independent auditors their audit work and related matters and
(c) performs such investigations and makes such reports to the Board of Directors with respect to our external auditing procedures and affairs as the audit committee deems necessary or advisable. The written charter for our audit committee, which was adopted by the Board of Directors, more specifically sets forth the duties and responsibilities of the audit committee and is attached as appendix A to this proxy statement. The members of the audit committee are Directors Hill (Chairman), Berkeley, Bidlack, Lemcke and Van Rees, each of whom is "independent" in accordance with the listing standards of the American Stock Exchange. The audit committee held one meeting during Fiscal Year 2002. The audit committee's report relating to Fiscal Year 2002 appears on page 15 of this proxy statement.

EMPLOYEE BENEFITS COMMITTEE

     The employee benefits committee reviews the performance of the plan administrator of each of our Retirement Income Plan, Incentive Savings Plan, Group Hospitalization Plan, Medical Plan, Major Medical Plan, Life Insurance Plan, Long-Term Disability Plan, Employee Stock Ownership Plan and any other employee benefit plan we maintain for which a named fiduciary is designated. The employee benefits committee reviews and reports to the Board of Directors on the performance of the Incentive Savings Plan trustee and the Retirement Income Plan trustee in investing, managing and controlling plan assets. The employee benefits committee has authority (a) to establish a funding policy and method consistent with the objectives of the Retirement Income Plan, (b) to recommend changes in the plans and changes in any plan trustee or administrator, and (c) subject to the further action of the Board of Directors, to amend any of the plans, other than the Retirement Income Plan, the Incentive Savings Plan and the Employee Stock Ownership Plan. The members of the employee benefits committee are Directors Van Rees (Chairman), Bidlack and Hill. The employee benefits committee held one meeting during Fiscal Year 2002.

COMPENSATION COMMITTEE

     The compensation committee (a) reviews and determines annually salaries, bonuses and other forms of compensation paid to our executive officers and management; (b) selects recipients of awards of incentive stock options and non-qualified stock options and establishes the number of shares and other terms applicable to such awards; and (c) construes the provisions of and generally administer the 1995 Incentive Plan to Increase Shareholder Value and the 2000 Incentive Plan to Increase Shareholder Value. The members of the compensation committee are Directors Lemcke (Chairman), Berkeley, Bidlack, Hill and Van Rees. The compensation committee held two meetings during Fiscal Year 2002. The compensation committee's report relating to Fiscal Year 2002 appears on page 12 of this proxy statement.

NOMINATING COMMITTEE

     The nominating committee has authority to review the qualifications of, interview and nominate candidates for election to the Board of Directors. The nominating committee held one meeting during Fiscal Year 2002. The members of the nominating committee are Directors Van Rees (Chairman), Bidlack, Cadena and Hill.

     Pursuant to our bylaws, stockholders of record entitled to vote in the election of Directors at any annual meeting may recommend individuals for consideration by the nominating committee as potential nominees by submitting written recommendations to our corporate secretary no later than (a) 60 days in advance of the annual meeting, if the annual meeting is to be held within 30 days preceding the anniversary of the previous year's annual meeting, or (b) 90 days in advance of the annual meeting, if the annual meeting is to be held on or after the anniversary of the previous year's annual meeting. For an annual meeting of stockholders held at a time other than within this time period, or for a special meeting of stockholders for the election of Directors, notice must be submitted no later than the close of business on the 10(th) day following the date on which notice of such meeting is first given to stockholders.

     Stockholder recommendations must contain: (a) each nominee's name, age, business and residence addresses; (b) principal occupation or employment; (c) the nominee's written consent to serve as a Director; and (d) information that would be required to be included in a proxy statement filed pursuant to applicable rules of the Securities and Exchange Commission. In addition, any stockholder submitting a recommendation must provide his or her own name and address as well as the class and number of our shares owned of record and the dates he or she acquired such shares. The stockholder also must describe all arrangements or understandings between the stockholder and the nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are made by the stockholder. Furthermore, the stockholder must identify any person employed, retained, or to be compensated by the stockholder submitting the nomination or by the person nominated, or any person acting on his or her behalf, to make solicitations or recommendations to stockholders for the purpose of assisting in the election of such nominee, and briefly describe the terms of such employment, retainer or arrangement for compensation.

MEETING ATTENDANCE

     Each Director attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors and (b) the total number of meetings of all committees of the Board of Directors on which he or she served (during the periods that he or she served).

                           COMPENSATION OF DIRECTORS

     The Board has one employee-director who does not receive any remuneration for service on the Board of Directors or on any committee of the Board.

     Each of our non-employee Directors receives an annual fee of $10,000 for service on the Board of Directors. Additionally, each non-employee Director receives a fee of $1,000 for each Board or committee meeting attended, except that if such meeting is held by telephone conference call or by unanimous written consent, the fee is reduced to $500. If a Board and/or one or more committees meet on the same day, a full meeting fee is paid for one meeting and one-half of the meeting fee is paid for each additional meeting attended that day. Each non-employee Director who serves on the executive committee receives an additional annual fee of $10,000 for such service. The chairman of the Board of Directors receives an additional annual fee of $10,000 for such service, and the chairman of each committee receives an additional annual fee of $2,000 for such service.

     Non-employee Directors participate in the Outside Directors' Long Term Incentive Plan (the "LTIP"). Under the LTIP, for the first five fiscal years in which we produce consolidated net income of at least $500,000, starting with 1996 for Directors in office at that time and starting with election to the Board of Directors for new Directors, each non-employee director will be credited with share equivalent units ("SEUs"). Each SEU is valued at the market value of one share of our common stock on the last day of trading of the first quarter following a fiscal year for which SEUs are to be credited. The number of SEUs to be credited is determined by dividing the value of one SEU into an amount equal to the basic annual Director's fee of $10,000. Upon termination of a Director's service on the Board of Directors, but not before, SEUs become redeemable, at our option, for either (a) a commensurate number of shares of our common stock or (b) subject to our consent, the cash value of a commensurate number of shares of our common stock as of the termination of service date.

     Pursuant to the 1995 Graham Corporation Incentive Plan to Increase Shareholder Value (the "Incentive Plan"), each of our non-employee Directors was to be granted, annually for four years, an option to purchase 2,250 shares of our common stock at its closing price on the American Stock Exchange on the date of each grant, subject to availability under the Incentive Plan of unissued options reserved for Directors. However, no shares reserved for non-employee Directors remain in the Incentive Plan and no grants from it were made to any non-employee Directors during Fiscal Year 2002.

     During Fiscal Year 2002, each of our non-employee Directors was granted an option to purchase 1,000 shares of our common stock at its closing price on the American Stock Exchange on the date of each grant pursuant to the 2000 Graham Corporation Incentive Plan to Increase Shareholder Value.

                               EXECUTIVE OFFICERS

     Graham Corporation is currently served by the following executive officers, who are elected by the Board of Directors and serve until their respective successors are elected and qualified:

     ALVARO CADENA, age 58, has been President and Chief Executive Officer since 1998 and has been employed with us since 1969. Further information about Mr. Cadena is set forth above under "Election of Directors."

     JOSEPH P. GORMAN, JR., age 59, is Vice President--Sales and has been employed with us since 1969.

     J. RONALD HANSEN, age 55, has been Vice President--Finance & Administration and Chief Financial Officer since 1993. He has been employed with us since 1993.

     JAMES R. LINES, age 41, is Vice President--Marketing. Previously he served as Vice President-Engineering. He has been employed with us since 1984.

     PHILIP MARKS, age 58, is Vice President--Manufacturing. Previously he served as Plant Manager, Manager of Contract Engineering and Manager of Quality Assurance and Quality Control. He has been employed with us since 1970.

     STEPHEN P. NORTHRUP, age 50, is Vice President--Engineering. Previously he served as Vice President-Power & Marine Products. He has been employed with us since 1973.

     WILLIAM A. SMITH, JR., age 47, is Vice President and General Counsel of Graham. He has been employed with us since 1992.

                             EXECUTIVE COMPENSATION

     The following table sets forth the annual compensation for services to us in all capacities for the past three fiscal years for our Chief Executive Officer and our five most highly compensated executive officers (other than our Chief Executive Officer) who were serving as executive officers on March 31, 2002, the last day of Fiscal Year 2002 (collectively, the "named executive officers").

                           SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                                   ANNUAL          LONG-TERM
                                                COMPENSATION      COMPENSATION
                                                                   SECURITIES
              NAME AND                 FISCAL                      UNDERLYING              ALL OTHER
         PRINCIPAL POSITION             YEAR    SALARY ($)(1)   OPTIONS/SARS (#)   COMPENSATION ($)(2,3,4,5)
------------------------------------------------------------------------------------------------------------
ALVARO CADENA                           2002       307,849           6,000                  26,122
President and                           2001       221,478           6,000                  14,663
Chief Executive Officer                 2000       215,010           7,015                  24,165

JOSEPH P. GORMAN, JR.                   2002       163,977           3,000                  18,813
Vice President--Sales                   2001       130,021           3,000                  10,012
                                        2000       126,235           3,507                  16,351

J. RONALD HANSEN                        2002       174,647           3,000                  17,395
Vice President--Finance &               2001       138,486           3,000                   8,712
Administration and                      2000       134,451           3,507                  10,238
Chief Financial Officer

JAMES R. LINES                          2002       163,977           3,000                  19,726
Vice President--Marketing               2001       130,021           3,000                   7,108
                                        2000       126,235           3,507                  10,266

STEPHEN P. NORTHRUP                     2002       173,977           3,000                  18,626
Vice President--Engineering             2001       130,021           3,000                   7,244
                                        2000       126,235           3,507                   8,681

WILLIAM A. SMITH, JR.                   2002       164,968           3,000                  14,873
Vice President and                      2001       130,728           3,000                   6,487
General Counsel                         2000       126,922           3,507                   7,980

---------------

(1) Includes payment of contingent salary amounts that are deferred to the following fiscal year and are payable only upon attainment of predetermined performance goals. The figures shown also include amounts (if any) deferred by the named executive officers pursuant to section 401(k) of the Internal Revenue Code and deferred contingent salary. Amounts deferred under section 401(k) of the Internal Revenue Code are deposited in the named executive officer's 401(k) account for investment and payment according to the terms of our Incentive Savings Plan.

(2) Includes premiums paid on insurance policies on each of the named executive officers as follows: $13,375 for Mr. Cadena for the fiscal year ended March 31, 2000 ("Fiscal Year 2000"), $13,701 for Fiscal Year 2001, and $14,050 for
    Fiscal Year 2002; $9,029 for Mr. Gorman for Fiscal Year 2000, $9,283 for Fiscal Year 2001, and $9,632 for Fiscal Year 2002; $7,718 for Mr. Hansen for Fiscal Year 2000, $7,932 for Fiscal Year 2001, and $8,032 for Fiscal Year 2002; $4,207 for Mr. Lines for Fiscal Year 2000, $4,317 for Fiscal Year 2001, and $6,577 for Fiscal Year 2002; $5,558 for Mr. Smith for Fiscal Year 2000, $5,758 for Fiscal Year 2001, and $5,873 for Fiscal Year 2002; $6,286
    for Mr. Northrup for Fiscal Year 2000, $6,515 for Fiscal Year 2001, and $6,654 for Fiscal Year 2002.

(3) Includes the following amounts paid to the 401(k) accounts of the named executive officers pursuant to our Incentive Savings Plan: $1,400 to Mr. Cadena's account for Fiscal Year 2000, none for Fiscal Year 2001, and $10,385 for Fiscal Year 2002; $1,347 to Mr. Gorman's account for Fiscal Year 2000, none for Fiscal Year 2001, and $7,889 for Fiscal Year 2002; $1,400 to Mr. Hansen's account for Fiscal Year 2000, none for Fiscal Year 2001, and $8,403 for Fiscal Year 2002; $1,364 to Mr. Lines's account for Fiscal Year 2000, none for Fiscal Year 2001, and $10,385 for Fiscal Year 2002; $1,322 to Mr. Smith's account for Fiscal Year 2000, none for Fiscal Year 2001, and $7,968 for Fiscal Year 2002; $1,308 to Mr. Northrup's account for Fiscal Year 2000, none for Fiscal Year 2001, and $8,042 for Fiscal Year 2002.

(4) Includes the following amounts representing the value of shares allocated pursuant to our ESOP to each named executive officer's account maintained under the ESOP: shares worth $1,120 to Mr. Cadena for Fiscal Year 2000, $962 for Fiscal Year 2001, and $1,687 for Fiscal Year 2002; shares worth $1,120 to Mr. Gorman for Fiscal Year 2000, $729 for Fiscal Year 2001, and $1,292 for Fiscal Year 2002; shares worth $1,120 to Mr. Hansen for Fiscal Year 2000, $780 for Fiscal Year 2001, and $960 for Fiscal Year 2002; shares worth $1,120 to Mr. Lines for Fiscal Year 2000, $729 for Fiscal Year 2001, and $1,114 for Fiscal Year 2002; shares worth $1,100 to Mr. Smith for Fiscal Year 2000, $729 for Fiscal Year 2001, and $1,032 for Fiscal Year 2002; shares worth $1,087 to Mr. Northrup for Fiscal Year 2000, $729 for Fiscal Year 2001, and $1,354 for Fiscal Year 2002.

(5) Includes a long-term service award of $8,270 in Fiscal Year 2000 for Mr. Cadena. Includes a long-term service award of $4,855 for Fiscal Year 2000 for Mr. Gorman. Includes payment for published professional articles of $3,575 for Fiscal Year 2000, $2,072 for Fiscal Year 2001, and $1,650 for Fiscal Year 2002 for Mr. Lines. Includes payment in lieu of vacation of $2,576 for Fiscal Year 2002 for Mr. Northrup.

STOCK OPTIONS

     The following table indicates the total number of stock options we granted to each named executive officer during Fiscal Year 2002.

                   OPTION/SAR GRANTS DURING FISCAL YEAR 2002
--------------------------------------------------------------------------------

                                             INDIVIDUAL GRANTS                            POTENTIAL REALIZABLE
                                           PERCENT OF                                       VALUE AT ASSUMED
                         NUMBER OF            TOTAL                                       ANNUAL RATES OF STOCK
                         SECURITIES       OPTIONS/SARS                                   PRICE APPRECIATION FOR
                         UNDERLYING        GRANTED TO       EXERCISE OR                        OPTION TERM
                        OPTIONS/SARS      EMPLOYEES IN      BASE PRICE     EXPIRATION
        NAME           GRANTED (#)(1)    FISCAL YEAR (%)     ($/SHARE)        DATE        5% ($)       10% ($)
----------------------------------------------------------------------------------------------------------------
ALVARO CADENA               6,000             22.2%            11.70        07/26/11      44,148       111,881
JOSEPH P. GORMAN, JR.       3,000             11.1%            11.70        07/26/11      22,074        55,940
J. RONALD HANSEN            3,000             11.1%            11.70        07/26/11      22,074        55,940
JAMES R. LINES              3,000             11.1%            11.70        07/26/11      22,074        55,940
STEPHEN P. NORTHRUP         3,000             11.1%            11.70        07/26/11      22,074        55,940
WILLIAM A. SMITH, JR.       3,000             11.1%            11.70        07/26/11      22,074        55,940

---------------

(1) All stock options are currently vested, non-qualified stock options.

     The following table indicates the total number of exercisable and unexercisable stock options held by each named executive officer on March 31, 2002, the last day Fiscal Year 2002, and the value.

              AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2002
                     AND FISCAL YEAR-END OPTION/SAR VALUES
--------------------------------------------------------------------------------

                                                              NUMBER OF SECURITIES
                                                             UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED IN-
                                                                 OPTIONS/SARS AT           THE-MONEY OPTIONS/SARS
                                                               FISCAL YEAR-END (#)        AT FISCAL YEAR-END ($)(1)
                          SHARES ACQUIRED      VALUE
          NAME            ON EXERCISE (#)   REALIZED ($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
--------------------------------------------------------------------------------------------------------------------
ALVARO CADENA                    -0-              -0-        32,515           -0-          43,799           -0-
JOSEPH P. GORMAN, JR.            -0-              -0-        19,407           -0-          30,198           -0-
J. RONALD HANSEN               2,200           14,650        14,507           -0-          18,398           -0-
JAMES R. LINES                 8,907           58,720        10,200           -0-             -0-           -0-
STEPHEN P. NORTHRUP              -0-              -0-        16,707           -0-          21,898           -0-
WILLIAM A. SMITH, JR.          2,000           14,000        16,707           -0-          20,126           -0-

---------------

(1) Based on the closing price of our common stock on March 28, 2002, which was $11.00 per share.

PENSION PLANS

     The following table sets forth straight-life annuity amounts without regard to offsets for social security benefits. Benefits listed in the table are subject to a deduction of an amount equal to 50% of an eligible employee's estimated primary social security benefit.

                               PENSION PLAN TABLE
--------------------------------------------------------------------------------

                    YEARS OF SERVICE
REMUNERATION($)     15        20         25       30/35
---------------------------------------------------------
100,000           $25,000   $33,333   $ 41,670   $ 50,000
125,000           $31,250   $41,662   $ 52,088   $ 62,500
150,000           $37,500   $49,995   $ 62,505   $ 75,000
160,000           $40,000   $53,333   $ 67,667   $ 80,000
175,000(1)        $43,750   $58,328   $ 72,922   $ 87,500
260,000(1)        $65,000   $86,667   $108,334   $130,000

---------------

(1) For the U.S. Retirement Plan (as defined below), with respect to 2001, $170,000 was the maximum amount of compensation that could be used as the basis for determining benefits under applicable law. For the Supplemental Plan (as defined below), with respect to 2001, only non-contingent compensation over $170,000 was used as the basis for determining benefits.

     Our Retirement Income Plan is a defined benefit pension plan for the benefit of our eligible domestic employees and the eligible domestic employees of our United States subsidiaries (the "U.S. Retirement Income Plan"). The U.S. Retirement Income Plan takes income into account for future benefits on a calendar year basis. The portion of Fiscal Year 2002 compensation that is taken into account by the U.S. Retirement Income Plan for the purpose of calculating future pension benefits is as follows: $170,000 for Mr. Cadena; $142,646 for Mr. Hansen; $134,659 for Mr. Smith; $133,931 for Mr. Gorman; $133,931 for Mr. Lines; and $133,931 for Mr. Northrup.

     The approximate years of creditable service as of June 14, 2002 of each of the named executive officers eligible to participate in the U.S. Retirement Income Plan are as follows: 33 years for Mr. Cadena; 33 years for Mr. Gorman; 28 years for Mr. Northrup; 17 years for Mr. Lines; 9 years for Mr. Hansen; and 9 years for Mr. Smith.

     In addition to the U.S. Retirement Income Plan, we maintain a Supplemental Executive Retirement Plan (the "Supplemental Plan") that is intended to provide eligible participants and their surviving spouses and beneficiaries with the amount of employer-provided retirement benefits that the U.S. Retirement Income Plan would provide but for the limitation on compensation that may be recognized under tax-qualified plans imposed by section 401(a)(17) of the Internal Revenue Code and the limitations on benefits imposed by sections 415(b) and (e) of the Internal Revenue Code. Any of our officers whose non-contingent compensation exceeded $170,000 in 2001, or will exceed $170,000 in 2002, are eligible to participate in the Supplemental Plan. Currently Mr. Cadena is the only eligible participant. The Supplemental Plan takes income into account for future benefits on a calendar year basis. The amount of Fiscal Year 2002 compensation taken into account by the Supplemental Plan for the purpose of calculating future benefits for Mr. Cadena was $58,134.

EMPLOYMENT CONTRACTS

     Each named executive officer has a one-year Employment Agreement with us that is renewable upon the parties' mutual consent for additional periods. Each Employment Agreement has a termination provision that, in certain circumstances, entitles each named executive officer to a payment equal to 12 months' salary (non-contingent salary only) upon the termination of his employment.

     We have entered into Senior Executive Severance Agreements with certain of our named executive officers. These agreements, as amended to date, provide that in the event we experience a change in control (defined generally as an acquisition of 25% or more of our outstanding voting shares, or a change in the majority of the Board of Directors as the result of any tender offer or business combination) effected by a third person, termination of the individual's employment within two years of such a change of control entitles such person to one Dollar less than three years' compensation, including bonuses, payable either in installments over a period not to exceed three years or as a lump sum.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of our compensation committee during Fiscal Year 2002 were Directors Berkeley, Bidlack, Hill, Lemcke and Van Rees. Director Cornelius S. Van Rees is our corporate secretary but receives no compensation for his service in such capacity. Mr. Van Rees participated in the Board of Directors' deliberations regarding compensation of all of our compensated officers.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Our compensation committee establishes levels of cash compensation and forms and amounts of non-cash compensation for our executive officers and our subsidiaries' executive officers. The guiding principles of our compensation committee are as follows:

     - To provide a reasonable level of compensation sufficient to attract and retain executive personnel best suited by training, ability, and other relevant criteria for the management requirements of our company.

     - To balance base compensation (non-contingent) and incentive compensation (contingent upon performance) for the purpose of motivating executive personnel.

     - To determine the extent and method of aligning the financial interest of our executive personnel with the interest of our stockholders in the appreciation of their investment.

     For Fiscal Year 2002, the compensation committee increased the non-contingent salaries of our Chief Executive Officer and of our other executive officers by 3% as part of a general salary increase for all of our employees at the same percentage. Traditionally, our non-contingent salaries for our Chief Executive Officer and executive officers have been set below the mid-range of competitive levels. We believe that compensation for our Chief Executive Officer and other executive officers remains below the median compensation levels for similarly situated executive officers of comparably-sized companies both in our industry and our geographic region. We also believe that non-cash compensation, in the form of stock options, is nominal as compared to that offered by comparably-sized companies both in our industry and our geographic region.

     Decisions regarding executive compensation made during Fiscal Year 2002 relied in part on guidance from a report prepared by an independent consulting firm reviewing and comparing compensation levels of senior management personnel in manufacturing industries in western New York. As it has in the past, the compensation committee considered information as to compensation levels for officers and senior managers of comparable scope and responsibility in an industry group of comparably sized companies. In its decision to increase Chief Executive Officer and other executive non-contingent salary by 3%, the compensation committee considered the need to continue to provide incentives for members of management.

     In the interest of linking corporate performance to officer compensation while maintaining competitive overall nominal salary rates, a portion of the annual salary for each named executive officer is contingent. The contingent portion is payable, on a deferred basis, only following the end of each fiscal year, and payment is subject to attainment of performance-based goals for the year by us and by each named executive officer individually. Under this arrangement, a target performance-based amount for each eligible officer, representing a percentage of non-contingent salary, is recommended to the compensation committee annually by the Chief Executive Officer; a target performance-based amount for the Chief Executive Officer is determined by the compensation committee. We must meet a predetermined earnings threshold in order for any eligible officer to receive performance-based pay. The actual amount of performance-based pay earned, if any, depends upon the degree of attainment of goals established by the compensation committee for each year in the following areas: corporate and subsidiary return on capital employed and an individual performance goal for each officer. These determinations were based on the compensation committee's review of pertinent data with reference to literature in the field and to industry practices for comparably-sized companies and expectations of attainable results under existing market conditions.

     In Fiscal Year 2002, we granted stock options to the Chief Executive Officer and other executive officers. These stock option grants were made pursuant to our 1995 Stock Option and Appreciation Rights Plan for the purpose of further increasing incentives for our officers to increase shareholder value. No stock appreciation rights or other forms of equity compensation were granted.

                                    Compensation Committee:

                                    H. Russel Lemcke, Chairman
                                    Helen H. Berkeley
                                    Jerald D. Bidlack
                                    Philip S. Hill
                                    Cornelius S. Van Rees

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     During Fiscal Year 2002, all of our Directors, executive officers and more than 10% stockholders complied in a timely manner with the filing requirements of Section 16(a) of the Securities Exchange Act of 1934 except that a Form 5 for Director Helen H. Berkeley was filed nine days late. In making this statement, we have relied on the written representations of our Directors, executive officers and more than 10% stockholders and copies of the reports that they have filed with the Securities and Exchange Commission.

                         STOCK PRICE PERFORMANCE GRAPH
     Our common stock is traded on the American Stock Exchange under the symbol "GHM." Set forth below is a line graph comparing, (a) the cumulative stockholder return on our common stock for a five-year period beginning with the last trade of our common stock on March 31, 1997, to (b) the cumulative total return of companies on the American Stock Exchange Market Value Index (the "AMEX Index") over the same period and (c) a selection of peer group public companies, each of which shares a Standardized Industrial Classification code with us and each of which either competes with us as to one or more product lines or one or more market segments (the "Peer Group").

     COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN AMONG GRAHAM CORPORATION,
                   THE AMEX COMPOSITE INDEX AND A PEER GROUP

                                  [LINE GRAPH]

                                                              CUMULATIVE TOTAL RETURN
                                 ---------------------------------------------------------------------------------
                                 31-MARCH-97   31-MARCH-98   31-MARCH-99   31-MARCH-00   31-MARCH-01   31-MARCH-02
Graham Corporation.............    100.00        116.52         57.14         50.00         63.93         78.57
Amex Composite.................    100.00        139.46        138.74        196.73        156.84        163.69
Peer Group.....................    100.00        143.05         72.44         62.25        102.64        143.96

---------------

(1) The Peer Group public companies selected by us for comparison in the line graph consist of the following manufacturing companies: Flowserve Corp., Paul Mueller Co., and Selas Corp. of America.
     This line graph assumes an investment of $100 on March 31, 1997 in (a) our common stock, (b) the stocks comprising the AMEX Index and (c) the stocks of the Peer Group public companies. Total returns assume the reinvestment of dividends.
     Our stock performance may not continue into the future with the trends similar to those depicted in the line graph above. We neither make nor endorse any predictions as to our future stock performance.

                 REPORT OF THE AUDIT COMMITTEE TO STOCKHOLDERS

     The audit committee has:

     - reviewed and discussed our audited financial statements for Fiscal Year 2002 with our management and with Deloitte & Touche LLP, our independent auditors;

     - discussed with our independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

     - received and discussed the written disclosures and the letter from our independent auditors required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees) and has discussed with our independent auditor the independent auditor's independence.

     Based on such review and discussions with management and the independent auditors, the audit committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for Fiscal Year 2002 for filing with the Securities and Exchange Commission.

                                 AUDITORS' FEES

     AUDIT FEES: For professional services rendered by it for the audit of our annual financial statements for Fiscal Year 2002, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q for Fiscal Year 2002, Deloitte & Touche LLP billed us audit fees in the aggregate amount of $81,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: Deloitte & Touche LLP rendered no professional services and billed us no fees for professional services rendered by them for Fiscal Year 2002 in connection with financial information systems design and implementation.

     ALL OTHER FEES: For professional services other than those described above rendered by it for Fiscal Year 2002, Deloitte & Touche LLP billed us fees in the aggregate amount of $31,641.

     The audit committee has considered whether the provision of services described above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of Deloitte & Touche LLP.

                     Audit Committee:
                     Philip S. Hill, Chairman
                     Helen H. Berkeley
                     Jerald D. Bidlack
                     H. Russel Lemcke
                     Cornelius S. Van Rees

                                  PROPOSAL 2:
                     SELECTION OF OUR INDEPENDENT AUDITORS

     The firm of Deloitte & Touche LLP served as our independent auditors for Fiscal Year 2002. On the recommendation of the audit committee, the Board of Directors has selected Deloitte & Touche LLP as our independent auditors for Fiscal Year 2003. This selection will be presented to our stockholders for approval at the annual meeting. The Board of Directors recommends a vote in favor of the proposal to approve and ratify this selection, and, unless otherwise instructed in the proxy, the persons named in the enclosed proxy will vote the proxies FOR this proposal. If our stockholders do not approve this selection, the Board of Directors will reconsider its choice.

     We have been advised by Deloitte & Touche LLP that a representative will be present at the annual meeting and will be available to respond to appropriate questions. In addition, we intend to give that representative an opportunity to make a statement if he or she should so desire.

     For further information about our engagement of Deloitte & Touche LLP, see "Report of the Audit Committee to Stockholders" above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     At our annual meeting for Fiscal Year 2000, our stockholders approved the Long-Term Stock Ownership Plan of Graham Corporation. Certain of our Directors and named executive officers are participants in the this plan and are indebted to us for a balance due on the purchase of shares of our common stock at the closing price on the American Stock Exchange on the date of purchase. As of June 14, 2002, pursuant to the terms of both a stock subscription agreement executed by each officer participating in this plan and a note executed by each such person, Mr. Cadena is indebted to us in the amount of $178,750 and each of Mr. Gorman, Mr. Hansen, Mr. Northrup and Mr. Smith is indebted to us in the amount of $114,400. The largest aggregate amount of indebtedness to us by each participant since the beginning of our last fiscal year is the amount stated in the preceding sentence for each participant. Each subscription agreement states that 18 months after purchase of the shares our common stock, a participant is entitled to sell 50% of his shares and that the participant agrees to hold the remainder of his shares until such time as he terminates employment with us. The terms of each note provide that a participant will repay the balance of the note in thirty-two equal consecutive quarterly installments beginning on June 30, 2002. The interest on each note will be imputed at the applicable federal rate established by the Internal Revenue Service. Shares remain in our custody until a participant's note is paid in full, unless the participant sells his shares (when and to the extent permitted). Each note provides that until it is paid in full, any shares sold will be sold through a broker who will forward any proceeds, less expenses, to us to pay off all or a portion of such note. Each note also contains provisions that grant a security interest to us in the purchased shares and any proceeds from any subsequent sale of the purchased shares. If a participant ceases to be an officer or director any time after 18 months after purchase, the participant may sell all or a portion of his shares. However, because the subscription agreement states that no participant may sell any shares prior to 18 months after purchase, if a participant ceases to be an officer or director prior to 18 months after purchase, such participant has the discretion to retain or sell all or a portion of his shares only if we waive our rights under that provision in such participant's subscription agreement.

                 STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

     In order for any stockholder proposal to be included in our proxy statement to be issued in connection with our annual meeting of stockholders for Fiscal Year 2003, we must receive the proposal no later than February 28, 2003. If the proposal is in compliance with all of the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, we will include the stockholder proposal in our proxy statement and place it on the form of proxy issued for the 2003 annual meeting. Pursuant to our bylaws, stockholder proposals that are not submitted for inclusion in our proxy materials pursuant to Rule 14a-8 may be brought before the annual meeting of stockholders for Fiscal Year 2003 only if written notice of the proposal is delivered to our corporate secretary by May 27, 2003, and if a stockholder complies with all of the other applicable provisions of our bylaws. All such stockholder notices should be delivered to the following address: Graham Corporation, Attention: Corporate Secretary, 20 Florence Avenue, Batavia, New York 14020.

                                 ANNUAL REPORT

     A copy of our annual report containing financial statements for Fiscal Year 2002, prepared in conformity with generally accepted accounting principles, accompanies this proxy statement. To obtain a copy of our annual report on Form 10-K without charge, please address your request to Graham Corporation,
Attention: Annual Report Request, 20 Florence Avenue, Batavia, New York 14020.

                                 OTHER MATTERS

     The Board of Directors does not know of any other matters that may be presented for action at the annual meeting. Should any other matters come before the annual meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their judgment.

                                        By Order of the Board of Directors

                                        /s/ ALVARO CADENA
                                        ALVARO CADENA
                                        President & Chief Executive Officer
Dated: June 28, 2002

                                                                      APPENDIX A

                               GRAHAM CORPORATION
                            AUDIT COMMITTEE CHARTER

ROLE AND INDEPENDENCE

     The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Corporation and other such duties as directed by the Board. The membership of the Committee shall consist of at least three Directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment, and shall meet Director independence requirements for serving on audit committees as set forth in the corporate governance standards of the American Stock Exchange. The Committee is expected to maintain free and open communication (including private executive sessions at least annually) with the independent accountants and the management of the Corporation. In discharging this oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

     The Board of Directors shall appoint one member of the Audit Committee as chairman. He or she shall be responsible for leadership of the Committee, including preparing the agenda, presiding over the meetings, making committee assignments and reporting to the Board of Directors. The chairman will also maintain regular liaison with the CEO, CFO and the lead independent audit partner.

RESPONSIBILITIES

     The Audit Committee's primary responsibilities include:

          - Recommending to the Board the independent accountant to be selected or retained to audit the financial statements of the Corporation. In so doing, the Committee will request from the auditor a written affirmation that the auditor is in fact independent, discuss with the auditor any relationships that may affect the auditor's independence, and recommend to the Board any actions necessary to oversee the auditor's independence.

          - Overseeing the independent auditor relationship by discussing with the auditor the nature and rigor of the audit process, receiving and reviewing audit reports, and providing the auditor full access to the Committee (and the Board) to report on any and all appropriate matters.

          - Reviewing the audited financial statements and discussing them with management and the independent auditor. These discussions shall include consideration of the quality of the Corporation's accounting principles as applied in its financial reporting, including review of estimates, reserves and accruals, review of judgmental areas, review of audit adjustments whether or not recorded and such other inquiries as may be appropriate. Based on the review, the Committee shall make its recommendation to the Board as to the inclusion of the Corporation's audited financial statements in the Corporation's annual report on Form 10-K.

          - Reviewing with management and the independent auditor the quarterly financial information prior to the Corporation's filing on Form 10-Q. This review may be performed by the Committee or its chairman.

          - Discussing with management and the independent auditor the quality and adequacy of the Corporation's internal controls.

          - Discussing with management the status of pending litigation, taxation matters and other areas of oversight to the legal and compliance area as may be appropriate.

          - Reporting Audit Committee activities to the full Board and issuing annually a report to be included in the proxy statement (including appropriate oversight conclusions) for submission to the shareholders.

MATTERS OUTSIDE THE SCOPE OF COMMITTEE'S RESPONSIBILITY

     It is not intended for the Audit Committee to be responsible for any of the following matters, and no provision of this charter should be so construed:

          - planning, directing or conducting audits;

          - determining whether the Corporation's financial statements are complete and accurate and in accordance with generally accepted accounting principles;

          - resolving disagreements between management and the independent auditors; or

          - ensuring compliance with laws and regulations or any business ethics policies adopted by the Corporation.

                               GRAHAM CORPORATION
                               20 FLORENCE AVENUE
                            BATAVIA, NEW YORK 14020
                               www.grahamcorp.com

PROXY 2002

                               GRAHAM CORPORATION
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned hereby appoints Helen H. Berkeley and Philip S. Hill, or either of them, each with power of substitution, as proxies to attend the Annual Meeting of Stockholders of Graham Corporation to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on Thursday, July 25, 2002 at 11:00 a.m., and any adjournment thereof, and to vote in accordance with the following instructions the number of shares the undersigned would be entitled to vote if personally present at such meeting:

          1.            Election of Directors

                        FOR                            WITHHOLD

H. Russel Lemcke        [ ]                            [ ]
to serve until 2005

Cornelius S. Van Rees   [ ]                            [ ]
to serve until 2005




          2. Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the fiscal year ending March 31, 2003.

                        FOR           AGAINST          ABSTAIN

                        [ ]           [ ]              [ ]


          3. In their discretion, to vote upon all other matters as may be properly brought before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS.

          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AND FOR RATIFICATION OF THE APPOINTMENT OF AUDITORS.


Date: ______________________________, 2002  ____________________________________
Please sign exactly as name (s) appears on
this proxy and return it promptly whether
you plan to attend the meeting or not. If
you do attend, you may, of course, vote in
person. The space below may be used for
any questions or comments you may have.     ____________________________________
                                                 (Signature or Signatures)






[ ] To help our preparation for the meeting, please check here if you plan to attend.

EMPLOYEE BENEFITS COMMITTEE

                                                    June 28, 2002



Dear Plan Accountholder:

     The Employee Stock Ownership Plan of Graham Corporation ("ESOP") and the Incentive Savings Plan of Graham Corporation ("ISP") have related trusts (the "ESOP Trust" and the "ISP Trust," respectively) which own common stock of Graham Corporation ("Graham"). Chase Bank, as trustee of the ESOP ("ESOP Trustee") and Manufacturers and Traders Trust Company, as trustee of the ISP ("ISP Trustee") are stockholders of Graham and may vote on matters presented for stockholder action at Graham's 2002 Annual Meeting of Stockholders scheduled to be held on July 25, 2002 ("Annual Meeting").

     The ESOP Trust and the ISP Trust provide that in casting their votes at the 2002 Annual Meeting, the ESOP Trustee and the ISP Trustee are to follow directions given by Graham's Employee Benefits Committee ("Committee"). The Committee in turn follows instructions provided by participants, former participants and beneficiaries of deceased former participants with respect to the Graham common stock allocated to their accounts in the ESOP as of June 14, 2002 and the Company Stock Fund of the ISP ("Company Stock Fund") as of June 14, 2002.

     The records for the ESOP and the ISP indicate that you are among the individuals who may give voting instructions. You may give your instructions by completing and signing the enclosed Confidential Voting Instruction Card ("Instruction Card") and returning it in the envelope provided to the Burke Group, which maintains the records for these plans. The Instruction Card lets you give instructions for each matter expected to be presented for stockholder action at the Annual Meeting. The Committee expects the Burke Group to tabulate the instructions given on a confidential basis and to provide the Committee with only the final results of the tabulation. The final results will be used in directing the ESOP Trustee and the ISP Trustee.

     The voting of the common stock held by the ESOP Trust and the ISP Trust is subject to legal requirements under the Employee Retirement Income Security Act of 1974, as amended. The Committee, in consultation with its legal advisors, considers these requirements in establishing voting instruction procedures and directing the ESOP Trustee and the ISP Trustee how to vote. The remainder of this letter describes the voting procedures which the Committee expects to follow for the 2002 Annual Meeting.

     How your voting instructions count depends on whether it was anticipated that the matter being voted upon would be presented for stockholder action at the Annual Meeting; whether you had an interest in the ESOP Trust or the Company Stock Fund on the proper date; and how large your interest was, as follows:

ANTICIPATED PROPOSALS

     If Graham Common Stock Was Allocated to Your Account Under the ESOP Trust as of June 14, 2002:

     In general, the ESOP Trustee will be directed to vote the number of shares of Graham common stock (if any) held by the ESOP Trust and allocated as of June 14, 2002 to your individual account under the ESOP according to the instructions specified on the reverse side of the Instruction Card. The Instruction Card shows the number of shares of Graham common stock allocated to your individual account under the ESOP Trust as of June 14, 2002. If you do not file the Instruction Card by July 17, 2001, you will be deemed to have instructed the ESOP Trustee to ABSTAIN as to all proposals.

     If You Had an Interest in the Company Stock Fund as of June 14, 2002:

     In general, the ISP Trustee will be directed to vote the Graham common stock held by the Company Stock Fund by casting votes FOR and AGAINST each proposal specified on the reverse side of the Instruction Card in the same proportions as instructions to cast votes FOR and AGAINST such proposal are given by the individuals who are entitled, under the ISP, to give instructions. The instructions given by each individual are weighted according to the value of his respective interest in the Company Stock Fund as of June 14, 2002. The Instruction Card shows the approximate number of shares of Graham common stock (if any) -- and thus the approximate number of votes -- represented by your interest in the Company Stock Fund as of June 14, 2002. For purposes of the ISP, if you do not file the Instruction Card by July 17, 2002, or if you ABSTAIN as to a proposal, your instructions will not count.

UNANTICIPATED PROPOSALS

     It is possible, although very unlikely, that proposals other than those specified on the Instruction Card will be presented for stockholder action at the 2002 Annual Meeting. If this should happen, the ESOP Trustee and the ISP Trustee will be instructed to vote upon such matters in their discretion, or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by them.

     Your interest in the ESOP Trust or in the ISP Trust offers you the opportunity to participate, as do Graham's stockholders, in decisions that affect Graham's future, and we encourage you to take advantage of it. To help you decide how to complete the Instruction Card, enclosed is a copy of the Proxy Statement that is being furnished to all holders of Graham common stock in connection with the 2002 Annual Meeting. Please complete, sign and return your Instruction Card today. Your instructions are important regardless of the size of your interest in the ESOP Trust or in the Company Stock Fund.

     If you have questions regarding the terms of the ESOP or the ISP, or how to complete the Instruction Card, please call J. Ronald Hansen, Vice
President-Finance & Administration at (585) 343-2216.

                                               Sincerely,


                                               EMPLOYEE BENEFITS COMMITTEE
                                                OF GRAHAM CORPORATION
Enclosure

GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                      AS A NAMED FIDUCIARY FOR EACH OF THE
               EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION
                                     AND THE
                  INCENTIVE SAVINGS PLAN OF GRAHAM CORPORATION
                             (TOGETHER, THE "PLANS")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2002


          The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in one or both of the Plans (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the respective Trustees of the Plans to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the respective Trustees of the Plans, in their capacities as Trustees, as of June 14, 2002 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 25, 2002 at 11:00 a.m., or at any adjournment thereof.

          As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 28, 2002, the Committee will give voting directions to the Trustees of the Plans. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 28, 2002.

          As to other matters which may properly come before the Annual Meeting, the Trustees will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

          The instructions set forth on the reverse side hereof will be taken into account as described above in directing the respective Trustees of the Plans how to vote the Shares of the Corporation held by them as of the Record Date in their capacities as Trustees, provided this card is received by the Burke Group by July 17, 2002.

          PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.


-------------------------------              ----------------------------
ESOP COMMON (as of 6/14/02)              ISP COMMON (as of 6/14/02)                     PLEASE MARK YOUR CHOICE LIKE THIS : IN BLUE
                                                                                        OR BLACK INK.

------------------------------------------------------------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                               2.  Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 2002 through March 31, 2003.

    FOR A THREE-YEAR TERM         FOR      WITHHOLD

                                                                                FOR           AGAINST           ABSTAIN*
    H. Russel Lemcke              |_|        |_|
                                                                                |_|            |_|                |_|
    Cornelius S. Van Rees         |_|        |_|

------------------------------------------------------------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.
------------------------------------------------------------------------------------------------------------------------------------

   +                                                                   +        The undersigned hereby instructs the Committee to
                                                                                direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated June 28, 2002, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                Date
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------

    +                                                                  +        Please sign exactly as your name appears on this
                                                                                instruction. Each owner of shares held jointly must
                                                                                sign this voting instruction. If signing as
                                                                                attorney, executor, administrator,  trustee or
                                                                                guardian, please include your full title. Corporate
                                                                                proxies must be signed by an authorized officer.

                                                                              * For purposes of the unallocated Shares held by the
                                                                              Employee Stock Ownership Plan, abstention is
                                                                              equivalent to not voting.


GRAHAM CORPORATION                              CONFIDENTIAL VOTING INSTRUCTION



        THIS INSTRUCTION IS SOLICITED BY THE EMPLOYEE BENEFITS COMMITTEE
                              OF GRAHAM CORPORATION
                          AS A NAMED FIDUCIARY FOR THE
          EMPLOYEE STOCK OWNERSHIP PLAN OF GRAHAM CORPORATION ("PLAN")
       FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 25, 2002


          The undersigned Participant, Former Participant or Beneficiary of a deceased Former Participant in the Plan (the "Instructor") hereby provides the voting instructions hereinafter specified to the Employee Benefits Committee of Graham Corporation (the "Committee"), which instructions shall be taken into account in directing the Trustee of the Plan to vote, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock (the "Shares") of Graham Corporation (the "Corporation") which are held by the Trustee of the Plan, in its capacity as Trustee, as of June 14, 2002 (the "Record Date") at the Annual Meeting of Stockholders of the Corporation (the "Annual Meeting") to be held at the Industrial Management Council, 930 East Avenue, Rochester, New York on July 25, 2002 at 11:00 a.m., or at any adjournment thereof.

          As to the nominee and the proposals listed on the reverse side hereof and as more particularly described in the Corporation's Proxy Statement dated June 28, 2002, the Committee will give voting directions to the Trustee of the Plan. Such directions will reflect the voting instructions filed by the Instructor on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Committee dated June 28, 2002.

          As to other matters which may properly come before the Annual Meeting, the Trustee will be instructed to vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

          The instructions set forth on the reverse side hereof will be taken into account as described above in directing the Trustee of the Plan how to vote the Shares of the Corporation held by it as of the Record Date in its capacity as Trustee, provided this card is received by the Burke Group by July 17, 2002.

          PLEASE MARK, SIGN AND DATE THIS VOTING INSTRUCTION CARD ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF THIS VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" THE ELECTION OF THE NOMINEES AND "FOR" PROPOSAL 2.




-------------------------------
ESOP COMMON (as of 6/14/02)                                                PLEASE MARK YOUR CHOICE LIKE THIS : IN BLUE OR BLACK INK.


------------------------------------------------------------------------------------------------------------------------------------

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF NOMINEES AND "FOR" PROPOSAL 2.
------------------------------------------------------------------------------------------------------------------------------------

1.  Election of Directors                          2.  Ratification of the appointment of Deloitte & Touche LLP as independent accountants for the period April 1, 2002 through March 31, 2003.

    FOR A THREE-YEAR TERM         FOR      WITHHOLD

                                                                                FOR           AGAINST           ABSTAIN*
    H. Russel Lemcke              |_|        |_|
                                                                                |_|            |_|                |_|
    Cornelius S. Van Rees         |_|        |_|

------------------------------------------------------------------------------------------------------------------------------------

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual
   Meeting or any adjournment thereof.
------------------------------------------------------------------------------------------------------------------------------------

   +                                                                   +        The undersigned hereby instructs the Committee to
                                                                                direct the Trustee of the Plan to vote in accordance
                                                                                with the voting instructions indicated above and
                                                                                hereby acknowledges receipt of the letter from the
                                                                                Committee dated June 28, 2002, a Notice of Annual
                                                                                Meeting of Stockholders of Graham Corporation and a
                                                                                Proxy Statement for the Annual Meeting.


                                                                                Date
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------



                                                                                Signature
                                                                                ----------------------------------------------------

    +                                                                  +        Please sign exactly as your name appears on this
                                                                                instruction. Each owner of shares held jointly must
                                                                                sign this voting instruction. If signing as
                                                                                attorney, executor, administrator,  trustee or
                                                                                guardian, please include your full title. Corporate
                                                                                proxies must be signed by an authorized officer.

                                                                              * For purposes of the unallocated Shares held by the
                                                                              Employee Stock Ownership Plan, abstention is
                                                                              equivalent to not voting.

